EXHIBIT 32.1


                   CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                              ANTS SOFTWARE INC.
                      PURSUANT TO 18 U.S.C. SECTION 1350

      Pursuant to18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I hereby certify that, to my knowledge, the quarterly report on Form 10-QSB (the "Report") of ANTs software inc., a Delaware corporation (the "Company"), for the quarter ended June 30, 2003:

      1. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2003               By: /s/ Francis K. Ruotolo
      ---------------               ---------------------------------
                                    Francis K. Ruotolo, Chairman and
                                    Chief Executive Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to ANTs software inc., and will be retained by ANTs software inc., and furnished to the Securities and Exchange Commission upon request.